UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

CASH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-18317 (Commission File Number)	87-0398535 (IRS Employer Identification No.)

3201 West County Road 42, Suite 106
Burnsville, Minnesota 55306
(Address of Principal Executive Offices) (Zip Code)

(952) 895-8399
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.

     On March 23, 2005, Cash Systems, Inc. issued a press release announcing its fourth quarter and full year 2004 financial results. A conference call regarding these financial results will be held on March 23, 2005 at 3:30 p.m. (CST). The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements: None.

     (b) Pro forma financial information: None.

     (c) Exhibits:

     99.1       Press Release dated March 23, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2005

CASH SYSTEMS, INC.
By /s/ David S. Clifford
David S. Clifford
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

CASH SYSTEMS, INC.

Date of Report:	Commission File No.:
March 23, 2005	0-18317

Exhibit No.	ITEM
99.1	Press Release dated March 23, 2005